                                                                EXHIBIT 10.23(a)


                      Amendment No. 1 to License Agreement

         This Amendment No. 1 is made and entered into as of this 7th day of May, 2002, by and among OKLAHOMA MEDICAL RESEARCH FOUNDATION, an Oklahoma non profit corporation ("OMRF"), 825 N.E. 13th Street, Oklahoma City, Oklahoma, 73104, BIOENVISION, INC., a corporation duly incorporated under the laws of New York ("Bioenvision"), and maintaining offices at One Rockefeller Center, Suite 1600, New York, New York, 10020, and PATHAGON, INC., a corporation duly incorporated under the laws of New York ("Pathagon"), and maintaining offices at 1285 Avenue of the Americas, 35th Floor, New York, New York, 10019.

Recitals

         A. OMRF and BRIDGE THERAPEUTIC PRODUCTS, INC., a New York corporation ("BRIDGE"), maintaining offices at 42 Main Street, Suite 178, Monsey, New York 10952, entered into a License Agreement dated January 28, 1998 (hereinafter the "License Agreement").

         B. BRIDGE has indirectly assigned all of its rights under the License Agreement to Pathagon, Inc., a wholly owned subsidiary of Bioenvision. OMRF, Pathagon, and Bioenvision desire: (1) to confirm: (a) OMRF's consent to assignment of the License Agreement to Pathagon and (b) assignability of the License Agreement by Pathagon to Bioenvision; (2) to amend certain terms of the License Agreement; and (3) to confirm Pathagon's and Bioenvision's agreement to be bound by the terms of the License Agreement and this Amendment No. 1.

Agreement

         In consideration of the foregoing premises, the following promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Assignment to Bioenvision. Effective upon payment by Bioenvision to OMRF of the amount of money specified in, and delivery to OMRF of certificates evidencing the common stock and warrants described in, paragraph 5 below, OMRF consents to assignment of the License Agreement to Pathagon, and Pathagon hereby agrees to be bound as the License by all terms of the Licensee Agreement, as amended herein. OMRF acknowledges and agrees that Bioenvision may desire to have the License Agreement assigned by Pathagon to Bioenvision directly in order facilitate implementation of the business plan and, in that case, OMRF consents to such an assignment to Bioenvision should Bioenvision require it, provided that Bioenvision assumes all of the obligations of the Licensee thereunder, and
Section 13.11 of the License Agreement is amended accordingly.

         2. Definitions   All defined terms not otherwise defined herein are
defined as set forth in, or by reference in, the License Agreement.

         3. Scope of License   In vivo activities shall no longer be excluded
from the scope of the License Agreement. Accordingly:

                  (a) Section 2.8 is hereby deleted,

                  (b) Section 1.14 of the License Agreement is hereby deleted and the following is substituted therefore: "Field of Use" means in vitro or in vivo inactivation of viruses in biological fluids," and

                  (c) Section 1.1 is deleted and replaced as follows:

         1.1 "Licensed Patents" means United States Patent No. 4,950,665 issued August 21, 1990, for " Phototherapy Using Methylene Blue," Robert A. Floyd inventor, and all divisionals, continuations, reissues, extensions and foreign counterparts of these patents and all patents which issue thereon, which patents are hereby listed on Exhibit A (attachment) and which includes the Licensed Patent (US Patent No. 5,571,666) as specified in the original agreement.

         4. Due Diligence   In view of the fact that the development plan is now
being implemented, the January 1, 1999 target date in Section 3.1(a) of the License Agreement is hereby amended to be January 1, 2003, and the various business plan and reporting obligations set forth in the License Agreement are hereby amended to commence from the date of this Amendment No. 1 provided, that Pathagon shall be required promptly to furnish reports contemplated by the License Agreement with respect to any sales through the date of this Amendment No. 1 which have not previously been furnished to OMRF, and further provided, however, that upon material breach of Licensee's obligations, OMRF may, by notice to Licensee, convert the license set forth in the License Agreement to a nonexclusive one. Bioenvision agrees to submit a mutually agreed upon Development Plan to OMRF within 90 days of the date of this amendment.

         5. Debt and Payment. Bioenvision or Pathagon shall, within thirty (30) days after the date of this Amendment No. 1 to License Agreement, deliver or cause to be delivered to OMRF $100,000 and certificates evidencing the common stock and warrants described in paragraph 9 below (the "Certificates"), and upon such delivery to OMRF of $100,000 and the Certificates, License Agreement Sections 4.1(A)(ii) and (B) shall be deleted, thereby extinguishing the obligation to pay principal and interest pursuant to Section 4.1(A)(a)(ii) of the License Agreement, and any note evidencing the obligation set forth in
Section 4.1(A)(ii) shall be cancelled.

         6. License Agreement   Section 4.5 is hereby deleted.

         7. Annual Royalty Payment   In view of the fact that the business plan
is now being implemented, Section 4.1(A)(c) is amended to provide that the requirement that OMRF be paid the Annual Minimum royalty will be effective commencing in the third calendar year following the year during which this Amendment No. 1 becomes effective.

         8. Annual License Maintenance Fee. A new Section 4.1(E) shall be added to the License Agreement and shall read as follows:

                  4.1(E) Annual License Maintenance Fee. On or before the first anniversary of the Effective Date of this Amendment No. 1, and each subsequent anniversary of the Effective Date of this Amendment No. 1 during the Term of the License Agreement, Licensee shall pay to OMRF a license maintenance fee of ten thousand dollars (U.S. $10,000).

         9. Preferred Stock

                  a. Cancellation of Preferred Stock; Issuance of Common Stock and Warrants

                           Bioenvision shall issue and deliver to OMRF
                  certificates evidencing 200,000 shares of common stock, par value $0.001 per share (the "Common Stock"), of Bioenvision and a five-year warrant (the "Warrant") to purchase 200,000 shares of Common Stock at 75% of the closing price of the Common Stock on the date on which this Amendment No. 1 becomes effective, and upon delivery to OMRF of certificates evidencing the Common Stock and the Warrant, OMRF's rights with respect to convertible redeemable preferred stock pursuant to Section 4.1(B) of the License Agreement shall be cancelled. OMRF acknowledges and agrees that such certificates shall be issued in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") and will bear an appropriate restrictive legend. OMRF agrees to furnish customary representations and warranties regarding its status as an investor entitled to receive securities without compliance with registration.

                  b.       Registration Rights

                           The parties agree that OMRF will have the rights to
                  piggy-back registration of the 200,000 shares of Common Stock and the shares of Common Stock underlying the Warrant on the next registration statement filed by Bioenvision with the Securities and Exchange Commission, subject to OMRF furnishing representations, warranties and agreements customarily required of a selling stockholder in such a registration, and other customary terms and conditions.

         10. Notices Section 13.10 of the License Agreement is hereby amended to provide that all notices to Licensee shall be delivered to the following address:


                           Christopher Wood, M.D.
                           President and CEO
                           Bioenvision, Inc.
                           One Rockefeller Center, Suite 1600
                           New York, New York 10020

                                  with a copy to:

                                  Andrew J. Cosentino, Esq.
                                  Piper Marbury Rudnick & Wolfe, LLP
                                  1251 Avenue of the Americas
                                  New York, New York 10020-1104
                                  Facsimile No. (212) 884-8588

         11. Closing; Effectiveness   As promptly as practicable after the
parties have signed and delivered this Amendment No. 1 to each other and in any event no later than thirty days after the date of this Amendment, the applicable parties shall deliver the certificates and make the payments required by paragraphs 5 and 7(a) of this Amendment No. 1. This Amendment No. 1 shall be deemed to be effective upon the completion of those deliveries and payments.

         12. Headings   The headings in this Amendment No. 1 are for convenience
only and are not a part of this Agreement.

         13. License Agreement in Effect   The parties acknowledge and agree
that the License Agreement is in full force and effect as amended hereby. The provisions of Article 13 of the License Agreement, as amended, are specifically incorporated herein by reference.


         IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of first date set forth above.

                                           OMRF:

                                           OKLAHOMA MEDICAL RESEARCH FOUNDATION

                                  By:      L. Kennedy
                                           ------------------------------------
                                           Name:   L. Kennedy      May 7, 2002
                                           Title:



                                           Pathagon:
                                           PATHAGON, INC.

                                  By:      /s/ Edward W. Kelly
                                           ------------------------------------
                                           Name:  Edward W. Kelly
                                           Title: CEO



                                           Bioenvision:
                                           BIOENVISION, INC.

                                  By:      /s/ CB Wood
                                           ------------------------------------
                                           Name:  CB Wood
                                           Title: CEO

                                   Exhibit A

                                        --------------------------
                                        |         Parent         |
                                        |  US Patent 4,950,665   |
                                        |    Filed 10/28/1988    |
                                        |    Issued 8/21/1990    |
                                        --------------------------
                                                    |
                                                    |
                                                    |
                                        --------------------------
                                        |  Continuation in Part  |
                                        |       07/350,383       |
                                        |    Filed 5/11/1989     |
                                        |       Abandoned        |
                                        --------------------------
                                                    |
                                                    |
                                                    |
           ------------------------------------------------------------------------------------------
           |                                        |                                               |
           |                                        |                                               |
           |                                        |                                               |
-------------------------               --------------------------                     ---------------------------
|     Continuation      |               |  Continuation in Part  |                     |           PCT           |
|      07/632,606       |               |       07/389,007       |                     |     PCT/US90/02659      |
|   Filed 12/24/1990    |               |     Filed 8/3/1989     |                     |     Filed 5/11/1990     |
|      Abandoned        |               |       Abandoned        |                     |         Inactive        |
-------------------------               --------------------------                     ---------------------------
           |                                        |                                               |
           |                                        |                                               |
           |                                        |                             -----------------------------------
-------------------------               --------------------------                |                 |                |
|     Continuation      |               |      Continuation      |                |                 |                |
|      07/758,228       |               |       07/644,416       |     -------------------------    |    -------------------------
|    Filed 9/9/1991     |               |    Filed 1/18/1991     |     |        Canada         |    |    |         Japan         |
|      Abandoned        |               |       Abandoned        |     |  Pat. No. 2,055,463   |    |    |    Pat. No. 2080208   |
-------------------------               --------------------------     |    Filed 5/11/1990    |    |    |     Filed 5/11/1990   |
           |                                       |                   |   Issued 9/30/1997    |    |    |     Issued 8/9/1996   |
           |                                       |                   -------------------------    |    -------------------------
           |                                       |                                                |                |
-------------------------               --------------------------                                  |                |
|     Continuation      |               |      Continuation      |                                  |    -------------------------
|      08/029,984       |               |       07/896,456       |                                  |    |   Japan (Divisional)  |
|   Filed 3/12/1993     |               |    Filed 5/26/1992     |                                  |    |    Pat. No. 2700126   |
|      Abandoned        |               |       Abandoned        |                                  |    |     Filed 5/11/1990   |
-------------------------               --------------------------                                  |    |    Issued 10/03/1997  |
           |                                       |                                                |    -------------------------
           |                                       |                                                |
           |                                       |                                                |
-------------------------               --------------------------                                  |
|     Continuation      |               |      Continuation      |                                  |
|      5,571,666        |               |       08/203,877       |                     ---------------------------
|   Filed 5/31/1994     |               |    Filed 2/24/1994     |                     |         Europe          |
|  Issued 11/05/1996    |               |       Abandoned        |                     |      Pat No. 0471794    |
-------------------------               --------------------------                     |      Filed 5/11/1990    |
           |                                       |                                   |     Issued 10/02/1996   |
           |                                       |                                   ---------------------------
           |                                       |                                                |
-------------------------              ------------------------------                               |
|     Continuation      |              |                            |                               |
|      5,827,644        |              |                            |                  ---------------------------
|   Filed 7/12/1996     |              |                            |                  |     EP Patent 0471794   |
|  Issued 10/27/1998    |   ------------------------   -----------------------         |        Issued in        |
-------------------------   |     Continuation     |   |     Continuation    |         | AT, BE, CH, DE, DK, ES, |
           |                |      08/369,341      |   |      08/384,620     |         |    FR, IT, LU, NE, SE,  |
           |                |   Filed 1/6/1995     |   |    Filed 2/6/1995   |         ---------------------------
           |                |      Abandoned       |   |      Abandoned      |
-------------------------   ------------------------   -----------------------
|       Divisional      |
|       6,346,529       |
|    Filed 4/15/1998    |
|   Issued 2/12/2002    |
-------------------------